Execution Version 4857-0254-4496, v. 10 4888-5005-2204v.14 AMENDMENT NO. 2 TO SENIOR SECURED LOAN AGREEMENT This AMENDMENT NO. 2 TO SENIOR SECURED LOAN AGREEMENT (this “Amendment”), dated as of August 21, 2023, is entered into by and among Greenidge Generation Holdings Inc., a Delaware corporation (the “Borrower Representative”) and Greenidge Generation LLC, a New York limited liability company (“Generation”, and together with the Borrower Representative, each, a “Borrower” and, collectively, the “Borrowers”), the Guarantors party to the Loan Agreement (as defined below), the Lenders party to the Loan Agreement, and NYDIG ABL LLC, a Delaware limited liability company (“NYDIG”), as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”; and together with the Administrative Agent, collectively, the “Agents” and each, an “Agent”). RECITALS WHEREAS, reference is hereby made to the Senior Secured Loan Agreement, dated as of January 30, 2023 (as amended by that certain Amendment No. 1 to Senior Secured Loan Agreement, dated as of March 29, 2023 and as it may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Loan Agreement”), by and among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Agent; WHEREAS, NYDIG and the Credit Parties have engaged in extensive discussions and negotiations regarding potential alternatives, and have determined to enter into multiple related transactions in order to satisfy certain Credit Parties’ obligations under the Loan Agreement, reduce their outstanding debt, and generate ongoing revenue to the Credit Parties; WHEREAS, the Borrowers and the other Credit Parties (x) have, simultaneously herewith, entered into that certain Amendment No. 4 to Amended and Restated Bridge Promissory Note, dated as of August 21, 2023, (y) intend, as promptly as practicable, to enter into (i) an asset purchase agreement (the “Spartanburg Purchase Agreement”), pursuant to which 300 Jones Road LLC, a Delaware limited liability company (“300 Jones Road”), Greenidge South Carolina LLC (“GSC”) and Greenidge Generation Holdings Inc. (together with 300 Jones Road and GSC, the “Sellers”) shall sell to one or more Affiliates of NYDIG (the “Purchaser”) and the Purchaser shall purchase from Sellers all of Sellers’ right, title and interest in and to certain contract rights, permits and other tangible and intangible personal property, (ii) a Real Estate Purchase and Sale Agreement (the “REPA”), pursuant to which the Purchaser shall purchase certain real property from 300 Jones Road and (iii) an Amended and Restated Hypothecated Mortgage, Assignment of Rents and Security Agreement, pursuant to which, among other things, the mortgaged property under the Mortgage shall be expanded and (z) intend, in connection with the closing of the Spartanburg Purchase Agreement, to enter into (i) if applicable, a Debt Settlement Agreement, pursuant to which (subject to satisfaction or waiver of each condition precedent set forth therein) the principal amount owing to NYDIG by the Credit Parties under the Loan Agreement shall be deemed to be discharged and satisfied in full, and (ii) such release and termination agreements as are required to release all of NYDIG’s Liens on the Collateral (collectively, the “Transactions”); and WHEREAS, as of the date hereof, the outstanding principal amount of the Loans is $17,688,722.72 and the amount of accrued but unpaid interest on the Loans is $191,627.83; WHEREAS, to facilitate the Transactions, the Borrowers have requested that certain provisions in the Loan Agreement be amended as set forth herein, and the Lenders party hereto constituting all of the Lenders under the Loan Agreement, have agreed to amend such provisions of the Loan Agreement;

2 4857-0254-4496, v. 10 4888-5005-2204v.14 NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows: 1. Definitions. All capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement. 2. Amendment. Effective as of the Effective Date: (a) Section 1.1 of the Loan Agreement is hereby amended by replacing in their entirety the following definitions: ““B. Riley Mortgage” means the Hypothecated Mortgage, Assignment of Rents and Security Agreement, dated as of April 27, 2022, as amended by that certain Modification of Hypothecated Mortgage, Assignment of Rents and Security Agreement, dated as of September 27, 2022, and as further amended by that certain Second Modification of Hypothecated Mortgage, Assignment of Rents and Security Agreement, dated as of February 27, 2023, by 300 Jones Road, LLC for the benefit of NYDIG and its successors and permitted assigns, and as assigned by the Original Noteholder to the Noteholder pursuant to that certain Mortgage Assignment, dated as of July 20, 2023, as may be further amended, restated, amended and restated, supplemented, assigned or otherwise modified from time to time.” ““B. Riley Note” means that certain Amended and Restated Bridge Promissory Note, with an Amendment and Restatement Effective Date of dated as of August 10, 2022, as amended by that certain Consent and Amendment No. 1 to Amended and Restated Bridge Promissory Note thereto, dated as of January 30, 2023, as further amended by that certain Amendment No 2 to Amended and Restated Bridge Promissory Note, dated as of March 29, 2023, as further amended by that certain Amendment No. 3 to Amended and Restated Bridge Promissory Note, dated as of June 20, 2023, and as further amended by Amendment No. 4 to B. Riley Note, dated as of August 21, 2023, in favor of NYDIG and its successors and assigns, as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time.” “Final Maturity Date” means January 30, 2025; provided, however, that in the event that the Spartanburg Closing Date shall occur on or prior to December 29, 2023, then the Final Maturity Date shall be the date of the Spartanburg Closing Date. (b) Section 1.1 of the Loan Agreement is hereby amended to add the following definitions in the proper alphabetical order: ““Amendment No. 2 to Senior Secured Loan Agreement” means that certain Amendment No. 2 to Senior Secured Loan Agreement, dated as of August 21, 2023, by and among the Borrowers, the Guarantors, the Lenders, and the Agent.” “”Amendment No 2 Effective Date” means August 21, 2023.” ““Amendment No. 4 to B. Riley Note” means that certain Amendment No. 4 to Amended and Restated Bridge Promissory Note, dated as of August 21, 2023, by

3 4857-0254-4496, v. 10 4888-5005-2204v.14 and among Borrower Representative and NYDIG, and acknowledged by the Guarantors.” ““Deferral Period” means the period commencing on the Amendment No. 2 Effective Date and terminating upon the Deferral Period Termination Date.” ““Deferral Period Termination Date” means the date that occurs on the earlier of (i) December 29, 2023, (ii) the Spartanburg Closing Date and (iii) the date of the occurrence of an Event of Default under Section 9.1(b).” ““REPA” shall have the meaning specified in Amendment No 2 to Senior Loan Agreement.” ““Spartanburg Closing Date” shall mean the “Closing Date” (as defined in the Spartanburg Purchase Agreement”).” ““Spartanburg Purchase Agreement” shall have the meaning specified in Amendment No 2 to Senior Loan Agreement.” ““Spartanburg Transaction Documents” means, collectively, (i) the Spartanburg Purchase Agreement, (ii) the REPA, (iii) Amendment No. 4 to B. Riley Note and the other Loan Documents (as defined in the B. Riley Note) relating thereto, (iv) this Agreement (as amended by Amendment No. 2 to Senior Loan Agreement) and the other Loan Documents (as defined herein), and (v) any related agreements to any of the foregoing. (c) Section 2.3 of the Loan Agreement is hereby amended by adding a new clause (e) as follows: “(e) Notwithstanding anything to the contrary herein, no interest shall be due and payable on the aggregate outstanding principal amount of the Loans from and including the Payment Date immediately preceding the Amendment No. 2 Effective Date through (but excluding) the Deferral Period Termination Date; provided, however, that on the Deferral Period Termination Date, all interest that was deferred pursuant to the foregoing shall be due and payable in cash at the rate set forth in clause (a) of this Section 2.3. (d) Section 7 of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “7.1. Minimum Unrestricted Cash Borrower Representative and its Subsidiaries shall, at all times from and after the Amendment No 2 Effective Date until the date that occurs on the sixtieth (60th) calendar day after the Deferral Period Termination Date, maintain no less than an aggregate amount of $6,000,000, net of any final and non- appealable judgments ordered by a court of competent jurisdiction, in the sum of (i) Unrestricted Cash plus (ii) fifty percent (50%) of the Dollar Equivalent of the Unrestricted Bitcoin (the “Covenant Assets”); provided, however that in the event that the Spartanburg Closing Date shall not have occurred on or prior to December 29, 2023, then commencing on the date that occurs on the sixty-first (61st) calendar day after the Deferral Period Termination Date, Borrower Representative and its Subsidiaries shall, at all times maintain no less than an aggregate amount of $10,000,000, net of any final and non-appealable judgments ordered by a court if competent jurisdiction, in Covenant Assets; provided,

4 4857-0254-4496, v. 10 4888-5005-2204v.14 further, however, if the B Riley Debt is repaid in full for any reason, then to the extent that the aggregate amount of Covenant Assets of the Borrower Representative and its Subsidiaries is, immediately following such repayment in full of the B Riley Debt, less than the applicable Financial Covenant level set forth above, then the applicable Financial Covenant level required above shall, for a period of six (6) months only following such B Riley Debt repayment, be reduced to the aggregate amount of Covenant Assets of the Borrower Representative and its Subsidiaries immediately following such B Riley Debt payment.” (e) Section 9.1(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows: “(b) Cross Default. (i) Other than with respect to agreements or contracts made pursuant to the Hedging Transactions, the failure of any Credit Party to pay when due any payment or any other amount payable, or otherwise breach or default in any manner, in each case in respect of one or more items of Indebtedness (other than the Obligations or any Loan) in an aggregate principal or notional amount in excess of One Million Dollars ($1,000,000), in each case beyond any applicable grace period, except that any such failure to pay, breach or default under a hedging contract (that, for the avoidance of doubt, is not made pursuant to the Hedging Transactions) that is otherwise permitted hereunder shall only give rise to an Event of Default under this Section if the applicable Credit Party fails to pay any resulting payments owing under such contract upon the earlier of the due date for such payment or within seven (7) Business Days after receipt of an invoice or other demand therefore; or (ii) (x) The occurrence and continuance of any Seller Party Default under the Spartanburg Purchase Agreement after giving effect to any applicable notice and cure periods or (y) any Spartanburg Transaction Document is terminated or is otherwise no longer in full force and effect in accordance with its terms.” 3. Conditions to Effectiveness. This Amendment shall be effective as of the date on which of the following conditions have been satisfied and/or waived (such date, the “Effective Date”), in each case as determined by NYDIG in its sole and absolute discretion: (a) NYDIG shall have received counterparts of this Amendment having been executed and delivered by each of the other parties party hereto; (b) NYDIG shall have received a duly executed copy of Amendment No. 4 to B Riley Note; (c) in form and substance reasonably satisfactory to NYDIG, a certificate of the Borrower and each other Credit Party, certified by an authorized officer of the Borrower and such Credit Party, including: (i) a certificate of incorporation of the Borrower and each other Credit Party certified by the applicable secretary of state of such Credit Party’s jurisdiction of organization, incorporation or formation, as applicable;

5 4857-0254-4496, v. 10 4888-5005-2204v.14 (ii) by-laws and/or operating agreement of the Borrower and each other Credit Party (iii) resolutions of the governing body of the Borrower and each Guarantor approving the Transactions and each of this Amendment and Amendment No. 4 to B Riley Note, and of all documents evidencing other necessary corporate or limited liability action; (iv) a certification that the names, titles, and signatures of the officers of the Borrower and each other Credit Party authorized to sign each of this Amendment and Amendment No. 4 to B Riley Note and each other document to be delivered hereunder, thereunder or in connection therewith are true and correct; (v) a long-form good standing certificate for the Borrower and each other Credit Party from the jurisdiction of its incorporation, organization or formation, as applicable, and each other jurisdiction where it is required to be qualified to do business; other, other than in jurisdictions where the failure to be so qualified has not had, and would not be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and (vi) a certification that each of the representations and warranties made by the Borrower and/or each other Credit Party in or pursuant to any of the Loan Documents and each of this Amendment and Amendment No. 4 to B Riley Note are true and correct as of the Effective Date. (d) NYDIG shall have received a customary legal opinion of counsel to the Borrower and each Guarantor in form, scope and substance satisfactory to NYDIG; (e) NYDIG has received (x) a duly executed copy of Amendment No. 4 to B. Riley Note and (y) any other documentation reasonably satisfactory to NYDIG evidencing that (i) all of Noteholder’s (as defined in the B. Riley Note) right, title, interest and benefit to and under the B. Riley Note (including, but not limited to, any right to receive payment and/or exercise remedies thereunder) and (ii) all Liens granted, or purported to be granted, in favor of Noteholder under the B. Riley Note and/or the B. Riley Mortgage, in each case have been fully assigned, transferred and set over to NYDIG or an Affiliate thereof; (f) payment of all fees required to be paid to NYDIG or any of its Affiliates and payment of all expenses for which invoices have been presented (including the fees and expenses of Sidley Austin LLP, as counsel to NYDIG), on or before the Effective Date, which fees and expenses shall not be included in calculating the $250,000 cap on the amount of NYDIG’s fees and expenses to be reimbursed by Borrower as set forth in Section 10 of that certain term sheet dated June 9, 2023 relating to the Spartanburg real property. 4. Representations and Warranties. The Borrower and each other Credit Party hereby represents and warrants to the Noteholder (before and after giving effect to this Amendment) that: (a) This Amendment has been duly executed and delivered on behalf of the Borrower and each Credit Party. This Amendment and each of the other Credit Documents constitute the legal, valid and binding obligations of the Borrower and each other Credit Party and are enforceable against the Borrower and each other Credit Party in accordance with their terms except as

6 4857-0254-4496, v. 10 4888-5005-2204v.14 enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). (b) Each of the representations and warranties as amended herein made by the Borrower and each other Credit Party in or pursuant to the Credit Documents is true and correct in all material respects on and as of the Effective Date as if made on and as of the date hereof (except to the extent such representations and warranties are qualified by “materiality”, “material adverse effect”, “Material Adverse Effect” or words of similar import, in which case such representations and warranties shall be true and correct on and as of the Effective Date; and except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date). (c) No Default or Event of Default has occurred and is continuing, or will result from this Amendment; and following the effectiveness of this Amendment, no Default or Event of Default shall exist. 5. Release. In consideration of the amendments and agreements contained herein, each Loan Party, for itself and for its past, present and future successors in title, representatives, assignees, agents, officers and directors, does hereby and shall be deemed to have forever remised, released and discharged NYDIG and its officers, employees, directors, equity holders, subsidiaries, successors, assigns, affiliates, agents and attorneys (the “NYDIG Parties”) and any of their successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the NYDIG Parties would be liable if such persons or entities were found to be liable to the Loan Parties or any of their Affiliates, or any of them (collectively hereinafter the “Released Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Released Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment or the Loan Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing. 6. Limitation; Effect of Amendment. No provision of the Loan Agreement or any other Credit Document is amended or waived in any way other than as provided herein. Except as set forth expressly herein, all terms of the Loan Agreement and the other Credit Documents shall be and remain in full force and effect and are hereby ratified and confirmed, and shall constitute the legal, valid, binding, and enforceable obligations of the parties thereto. As of the date hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Loan Agreement (including, without limitation, by means of words like

7 4857-0254-4496, v. 10 4888-5005-2204v.14 “thereunder,” “thereof”, “therein” and words of like import), shall mean and be a reference to the Loan Agreement as amended by this Amendment. This Amendment constitutes a Credit Document. 7. Section Headings. Section headings used in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment. 8. Costs and Expenses. The Borrower agrees to pay or reimburse the Agent and the Lender for all of their reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented out-of-pocket fees and disbursements of counsel to the Agent and Lender, which costs, expenses, fees and disbursements shall not be included in calculating the $250,000 cap on the amount of NYDIG’s fees and expenses to be reimbursed by Borrower as set forth in Section 10 of that certain term sheet dated June 9, 2023 relating to the Spartanburg real property. 9. Severability; Governing Law; Counterparts, Etc. Sections 12.13, 12.14, 12.15, 12.16, 12.17 and 12.19 of the Loan Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. This Amendment may be executed in any number of counterparts all of which shall constitute one and the same agreement, and any party hereto may execute this Amendment by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment. [Signature Pages Follow]

[Signature Page – Amendment No. 2 to Senior Secured Loan Agreement] IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment No. 2 to Senior Secured Loan Agreement as of the day and year first above written. GREENIDGE GENERATION HOLDINGS INC., as a Borrower By: Name: Dale Iwrin Title: President GREENIDGE GENERATION LLC, as a Borrower By: Name: Dale Iwrin Title: President

[Signature Page – Amendment No. 2 to Senior Secured Loan Agreement] GREENIDGE TEXAS LLC, as a Guarantor By: Name: Dale Iwrin Title: President GTX GEN 1 LLC, as a Guarantor By: Name: Dale Iwrin Title: President GTX DEV 1 LLC, as a Guarantor By: Name: Dale Iwrin Title: President GREENIDGE GENERATION BLOCKER INC., as a Guarantor By: Name: Dale Iwrin Title: President GREENIDGE GENERATION HOLDINGS LLC, as a Guarantor By: Name: Dale Iwrin Title: President

[Signature Page – Amendment No. 2 to Greenidge Loan Agreement] GREENIDGE PIPELINE LLC, as a Guarantor By: Name: Dale Iwrin Title: President GREENIDGE PIPELINE PROPERTIES CORPORATION, as a Guarantor By: Name: Dale Iwrin Title: President GREENIDGE MARKETS AND TRADING LLC, as a Guarantor By: Name: Dale Iwrin Title: President GREENIDGE SOUTH CAROLINA LLC, as a Guarantor By: Name: Dale Iwrin Title: President

[Signature Page – Amendment No. 2 to Greenidge Loan Agreement] GSC RE LLC, as a Guarantor By: Name: Dale Iwrin Title: President 300 JONES ROAD LLC, as a Guarantor By: Name: Dale Iwrin Title: President SUPPORT.COM, INC., as a Guarantor By: Name: Dale Iwrin Title: President SUPPORT.COM SERVICES HOLDING COMPANY, INC., as a Guarantor By: Name: Dale Iwrin Title: President

[Signature Page – Amendment No. 2 to Greenidge Loan Agreement] GGHI INACTIVE HOLDINGS LLC, as a Guarantor By: Name: Dale Iwrin Title: President

[Signature Page – Amendment No. 2 to Greenidge Loan Agreement] 4888-5005-2204v.13 NYDIG ABL LLC, as Administrative Agent, Collateral Agent, and Lender By: _________________________________ Name: Trevor Smyth Title: Head of Structured Financing DocuSign Envelope ID: 21A69D9C-8860-402A-8A52-0BFB80ACF044